WESTCORE TRUST
Westcore MIDCO Growth Fund
Westcore Growth Fund
Westcore Select Fund
Westcore International Frontier Fund
Westcore Blue Chip Fund
Westcore Mid-Cap Value Fund
Westcore Small-Cap Opportunity Fund
Westcore Small-Cap Value Fund
Westcore Flexible Income Fund
Westcore Plus Bond Fund
Westcore Colorado Tax-Exempt Fund

Retail Class and Institutional Class

 SUPPLEMENT DATED JUNE 3, 2008 TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 29, 2008

The following information supplements and should be read in conjunction with the information provided in the Funds’ Statement of Additional Information (the “SAI”) dated April 29, 2008.

The following sentence supplements the information about “Position(s) Held with The Trust” in the table on pages 49 through 51 of the SAI:

Effective May 21, 2008, Robert L. Stamp also holds the position of Vice Chairman of the Trust.

The following sentence replaces the last sentences of the last paragraph on page 52 of the SAI:

The Legal Compliance Committee is comprised of Messrs. Hendrickson and Pederson and Ms. Teague, each of whom is an Independent Trustee and also serves on the Audit Committee.

Effective July 1, 2008, the following three sentences will replace the first three sentences of the last paragraph on page 55 of the SAI:

Each Trustee receives an annual fee of $16,000 plus $2,000 for each Board meeting attended and $1,000 for each Audit Committee meeting attended.  Each Trustee receives $1,000 for all other Committee meetings attended unless such meetings are held on the same day as a Board or Audit Committee meeting, then only the Board or Audit Committee meeting fee(s) would apply.  Each Trustee is reimbursed for expenses incurred in attending meetings.  The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity, and the Chairman of the Audit Committee is entitled to receive an additional $500 for each Audit Committee meeting attended.

The following sentence is deleted from the second paragraph under the heading “Westcore Funds Portfolio Manager Compensation Structure Disclosure” on page 72 of the SAI:

The small cap international partners are compensated directly from their division, while all other partners are based on the overall profitability of the Advisor.